Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report on Form 20-F for the year ended December 31, 2023 (the “Report”) of Able View Global Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Stephen Jian Zhu, President and Chief Executive Officer, and Tang Jing, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Jian Zhu
Stephen Jian Zhu
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Tang Jing
Tang Jing
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

April 30, 2024